UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: September 9, 2002
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


                DELAWARE                               77-0381362
    (State Or Other Jurisdiction Of         (I.R.S. Employer Identification
     Incorporation Or Organization)                     Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)



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Item 5.           Other Events

         On September 9, 2002, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

o  an expansion in the number of Company Directors from nine to ten

o the appointment of a new Director for Monterey Bay Bancorp, Inc. and its subsidiary, Monterey Bay Bank

o  third quarter 2002 share repurchases by the Company

o  increased Insider ownership of the Company


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated September 9, 2002.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:       September 9, 2002        By:      /s/ C. Edward Holden
                                              --------------------
                                              C. Edward Holden
                                              Chief Executive Officer
                                              President
                                              Vice Chairman Of
                                              The Board Of Directors



Date:       September 9, 2002        By:      /s/ Mark R. Andino
                                              ------------------
                                              Mark R. Andino
                                              Chief Financial Officer
                                              Treasurer
                                              (Principal Financial &
                                              Accounting Officer)


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

                                  EXHIBIT INDEX


Exhibit Number        Exhibit
--------------        -------
Exhibit 99.1          Press Release Dated September 9, 2002



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